Exhibit 99.1

Dragonfly Energy Files Annual Report on Form 10-K and Updates Operating Results for the Fourth Quarter and Year ended December 31, 2022

RENO, NEVADA (April 17, 2023) — Dragonfly Energy Holdings Corp. (“Dragonfly” or the “Company”) (Nasdaq: DFLI), an industry leader in energy storage and producer of deep cycle lithium-ion storage batteries, today filed its Annual Report on Form 10-K and updated its financial results for the fourth quarter and audited full year ended December 31, 2022.

On March 29, 2023, the Company announced its unaudited financial results for the year ended December 31, 2022 and provided the press release under Items 2.02 and 9.01 of Form 8-K on that day. In connection with the completion of the 2022 audit, $19.8 million in deal-related expenses from the Company’s October 7, 2022 Business Combination, which were initially recognized within equity, were classified as general and administrative expenses. These expenses were unique to the Business Combination and are not expected to recur in future quarters. This press release updates and supersedes the press release issued on March 29, 2023 to reflect adjustments to the Company’s financial results. For additional information on these changes, including the Company’s audited financial statements for the year ending December 31, 2022, please see the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) earlier today.

Dragonfly’s Net Sales and Gross Profit remain unchanged. Below, please find a summary of the of the adjustments to operations from preliminary to final results.

Adjustments from preliminary to final results:

	Fourth quarter 2022			Full year 2022
($ thousands)	Preliminary	Change	Final	Preliminary	Change	Final
Operating Expenses	$(12,481)	$(20,460)	$(32,941)	$(37,541)	$(20,460)	$(58,001)
Net (Loss) Income	$(11,655)	$(20,460)	$(32,115)	$(19,111)	$(20,460)	$(39,571)
EBITDA	$(7,843)	$(19,750)	$(27,593)	$(12,645)	$(19,799)	$(32,444)
Adj. EBITDA	$(4,833)	$458	$(4,375)	$(7,951)	$411	$(7,540)

About Dragonfly

Dragonfly Energy Holdings Corp. (Nasdaq: DFLI) headquartered in Reno, Nevada, is a leading supplier of deep cycle lithium-ion batteries. Dragonfly’s research and development initiatives are revolutionizing the energy storage industry through innovative technologies and manufacturing processes. Today, Dragonfly’s non-toxic deep cycle lithium-ion batteries are displacing lead-acid batteries across a wide range of end-markets, including RVs, marine vessels, off-grid installations, and other storage applications. Dragonfly is also focused on delivering an energy storage solution to enable a more sustainable and reliable smart grid through the future deployment of the Company’s proprietary and patented solid-state cell technology. To learn more, visit www.dragonflyenergy.com/investors.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, planned products and services, business strategy and plans, market size and growth opportunities, competitive position and technological and market trends. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. These forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the Company’s control) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to: the Company’s ability to recognize the anticipated benefits of the of the Company’s recent business combination with Chardan NexTech Acquisition 2 Corp. and related transactions; the Company’s ability to successfully increase market penetration into target markets; the growth of the addressable markets that the Company intends to target; the Company’s ability to access capital as and when needed under its $150 million ChEF Equity Facility; the Company’s ability to protect its patents and other intellectual property; and the Company’s ability to generate revenue from future product sales and its ability to achieve and maintain profitability. These and other risks and uncertainties are described more fully in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on April 17, 2023 and in the Company’s other filings with the SEC.

If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. All forward-looking statements contained in this press release speak only as of the date they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Relations

Sioban Hickie, ICR, Inc.

DragonflyIR@icrinc.com

Dragonfly Energy Holdings Corp.

Balance Sheet

Years Ended December 31, 2022 and 2021

(in thousands)

	2022	2021

Current Assets
Cash	$17,781	$25,586
Restricted cash	-	3,044
Accounts receivable, net of allowance for doubtful accounts	1,444	783
Inventory	49,846	27,127
Prepaid expenses	1,624	293
Prepaid inventory	2,002	7,461
Prepaid income tax	525	-
Other current assets	267	1,787
Total Current Assets	73,489	66,081
Property and Equipment
Property and Equipment, Net	10,760	4,461
Operating lease right of use asset	4,513	5,709
Total Assets	$88,762	$76,251

Current Liabilities
Accounts payable	$13,475	$11,360
Accrued payroll and other liabilities	6,295	2,608
Customer deposits	238	434
Uncertain tax position liability	128	-
Income tax payable	-	631
Notes payable, current portion, net of debt issuance costs	19,242	1,875
Operating lease liability, current portion	1,188	1,082
Total Current Liabilities	40,566	17,990
Long-Term Liabilities
Notes payable-non current, net of debt discount	-	37,053
Warrant liabilities	32,831	-
Deferred tax liabilities	-	453
Accrued expenses-long term	492	-
Operating lease liability, net of current portion	3,541	4,694
Total Long-Term Liabilities	36,864	42,200
Total Liabilities	77,430	60,190

Equity
Common stock, 170,000,000 shares at $0.0001 par value, authorized, 43,272,728 and 36,496,998 shares issued and outstanding as of December 31, 2022 and 2021, respectively	4	4
Preferred stock, 5,000,000 shares at $0.0001 par value, authorized, no shares issued and outstanding as of December 31, 2022 and 2021, respectively	-	-
Additional paid in capital	38,461	3,619
Retained (deficit) earnings	(27,133)	12,438
Total Equity	11,332	16,061
Total Liabilities and Shareholders’ Equity	$88,762	$76,251

Dragonfly Energy Holdings Corp.

Statement of Operations

Years Ended December 31, 2022 and 2021

(in thousands, except share and per share data)

	2022	2021

Net Sales	$86,251	$78,000

Cost of Goods Sold	62,247	48,375

Gross Profit	24,004	29,625

Operating Expenses
Research and development	2,764	2,689
General and administrative	41,566	10,621
Selling and marketing	13,671	9,848

Total Operating Expenses	58,001	23,158

(Loss) Income From Operations	(33,997)	6,467

Other Income (Expense)
Other Income	40	1
Interest expense	(6,945)	(519)
Change in fair market value of warrant liability	5,446	-
Debt extinguishment	(4,824)	-
Total Other Expense	(6,283)	(518)

(Loss) Income Before Taxes	(40,280)	5,949

Income Tax (Benefit) Expense	(709)	1,611

Net (Loss) Income	$(39,571)	$4,338

(Loss) Earnings Per Share- Basic	$(1.03)	$0.12
(Loss) Earnings Per Share- Diluted	$(1.03)	$0.11
Weighted Average Number of Shares- Basic	38,565,307	35,579,137
Weighted Average Number of Shares- Diluted	38,565,307	37,742,337

Dragonfly Energy Holdings Corp.

Statement of Cash Flows

Years Ended December 31, 2022 and 2021

(in thousands)

	2022	2021

Cash flows from Operating Activities
Net (Loss) Income	$(39,571)	$4,338
Adjustments to Reconcile Net (Loss) Income to Net Cash
Used in Operating Activities
Stock based compensation	2,467	734
Debt extinguishment	4,824	-
Amortization of debt discount	1,822	206
Change in fair market value of warrant liability	(5,446)	-
Deferred tax liability	(453)	122
Non-cash interest expense (paid-in kind)	1,192	-
Provision for doubtful accounts	108	50
Depreciation and amortization	891	617
Loss on disposal of property and equipment	56	124
Assumption of Warrant Liability	1,990	-
Changes in Assets and Liabilities
Accounts receivable	(769)	1,007
Inventories	(22,719)	(21,179)
Prepaid expenses	(1,467)	58
Prepaid inventory	5,459	(6,353)
Other current assets	1,520	(1,214)
Other assets	1,196	1,029
Income taxes payable	(1,156)	(651)
Accounts payable and accrued expenses	4,428	8,903
Uncertain tax position liability	128	(19)
Customer deposits	(196)	(1,345)
Total Adjustments	(6,125)	(17,911)
Net Cash Used in Operating Activities	(45,696)	(13,573)

Cash Flows From Investing Activities
Proceeds from disposal of property and equipment	35	61
Purchase of property and equipment	(6,862)	(2,970)
Net Cash Used in Investing Activities	(6,827)	(2,909)

Cash Flows From Financing Activities
Proceeds from term loan	75,000	-
Proceeds from note payable	-	45,000
Repayment from note payable	(45,000)	-
Payments of debt issuance costs	(4,032)	(6,278)
Proceeds from exercise of options	706	184
Proceeds from stock purchase agreement	15,000	-
Proceeds from revolving note agreement	-	5,000
Repayments of revolving note agreement	-	(5,000)
Net Cash Provided by Financing Activities	41,674	38,906

Net (Decrease) / Increase in Cash and Restricted Cash	(10,849)	22,424
Beginning cash and restricted cash	28,630	6,206
Ending cash and restricted cash	$17,781	$28,630

Supplemental Disclosures of Cash Flow Information:
Cash paid for income taxes	$773	$2,390
Cash paid for interest	$2,252	$313
Supplemental Non-Cash Items
Receivable of options exercised	$-	$250
Purchases of property and equipment, not yet paid	$419	$255
Recognition of right of use asset obtained in exchange for operating lease liability	$-	$5,745
Cashless exercise of liability classified warrants	$16,669	$-

Dragonfly Energy Holdings Corp.

Statement of Operations

Quarters Ended December 31, 2022 and 2021

(in thousands, except share and per share data)

	Unaudited
	2022	2021

Net Sales	$20,209	$20,179

Cost of Goods Sold	15,766	14,061

Gross Profit	4,443	6,118

Operating Expenses
Research and development	813	790
General and administrative	27,788	2,191
Selling and marketing	4,340	3,194

Total Operating Expenses	32,941	6,175

(Loss) Income From Operations	(28,498)	(57)

Other Income (Expense)
Other Income	40	1
Interest expense	(3,288)	(395)
Change in fair market value of warrant liability	5,446	-
Debt extinguishment	(4,824)	-
Total Other Expense	(2,626)	(394)

(Loss) Income Before Taxes	(31,124)	(451)

Income Tax (Benefit) Expense	991	(371)

Net (Loss) Income	$(32,115)	$(80)

(Loss) Earnings Per Share- Basic	$(0.75)	$(0.00)
(Loss) Earnings Per Share- Diluted	$(0.75)	$(0.00)
Weighted Average Number of Shares- Basic	42,948,026	36,102,440
Weighted Average Number of Shares- Diluted	42,948,026	36,102,440

Use of Non-GAAP Financial Measures

The Company provides non-GAAP financial measures including EBITDA and Adjusted EBITDA as a supplement to GAAP financial information to enhance the overall understanding of the Company’s financial performance and to assist investors in evaluating the Company’s results of operations, period over period. Adjusted non-GAAP measures exclude significant unusual items. Investors should consider these non-GAAP measures as a supplement to, and not a substitute for financial information prepared on a GAAP basis.

Adjusted EBITDA

Adjusted EBITDA is considered a non-GAAP financial measure under the rules of the SEC because it excludes certain amounts included in net loss calculated in accordance with GAAP. Specifically, the Company calculates Adjusted EBITDA by GAAP net loss adjusted to exclude stock-based compensation expense, business combination related expenses and other one-time, non-recurring items.

The Company has included Adjusted EBITDA because it is a key measure used by Dragonfly’s management team to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses. As such, the Company believes Adjusted EBITDA is helpful in highlighting trends in the ongoing core operating results of the business.

Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of net loss or other results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures, future requirements for capital expenditures, or contractual commitments;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA does not reflect the Company’s tax expense or the cash requirements to pay taxes;

●	although amortization and depreciation are non-cash charges, the assets being amortized and depreciated will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements;

●	Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items for which the Company may adjust in historical periods; and

●	other companies in the industry may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure.

Reconciliations of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA

The following table presents reconciliations of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each of the periods indicated.

Dragonfly Energy Holdings Corp.

Years Ended December 31, 2022 and 2021

(in thousands, except share and per share data)

	2022	2021

EBITDA Calculation
Net (Loss) Income	$(39,571)	$4,338
Plus: Interest	6,945	518
Plus: Taxes	(709)	1,611
Plus: Depreciation & Amortization	891	617
EBITDA	$(32,444)	$7,084

Adjustments to EBITDA
Plus: Stock Based Compensation	2,467	734
Plus: ERP Implementation	-	233
Plus: Promissory Note Forgiveness	469	-
Plus: Loss on Disposal of Assets	56	124
Plus: Separation Agreement	1,197	-
Plus: Debt-Extinguishment	4,824	-
Plus: Change in fair market value of warrant liability	(5,446)	-
Plus: Business Combination Expenses	21,337	295
Adjusted EBITDA	$(7,540)	$8,470

Dragonfly Energy Holdings Corp.

Statement of Operations

Quarters Ended December 31, 2022 and 2021

(in thousands, except share and per share data)

	Unaudited
	2022	2021
EBITDA Calculation
Net (Loss) Income	$(32,115)	$(80)
Plus: Interest	3,288	394
Plus: Taxes	991	(371)
Plus: Depreciation & Amortization	243	185
EBITDA	$(27,593)	$128

Adjustments to EBITDA
Plus: Stock Based Compensation	1,312	185
Plus: ERP Implementation	-	32
Plus: Loss on Disposal of Assets	(6)	-
Plus: Separation Agreement	1,197	185
Plus: Debt-Extinguishment	4,824	-
Plus: Change in fair market value of warrant liability	(5,446)	-
Plus: Business Combination Expenses	21,337	295
Adjusted EBITDA	$(4,375)	$825

Source: Dragonfly Energy Holdings Corp.